CERTAIN PROVISIONS OF THIS FORM OF INDENTURE HAVE NOT YET BEEN DETERMINED; ACCORDINGLY, THIS FORM OF INDENTURE IS SUBJECT TO COMPLETION.

================================================================================


                          MAFCO CONSOLIDATED GROUP INC.


                       ____% Senior Notes Due ___________


                                 ---------------


                                    INDENTURE

                           Dated as of _________, 199_


                                 ---------------


                       [--------------------------------]

                                                  Trustee


================================================================================

                               TABLE OF CONTENTS*

                                                                      Page

                                    ARTICLE 1

         DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

      Section 1.1  Definitions.......................................  1
      Section 1.2  Compliance and Opinions...........................  5
      Section 1.3  Form of Documents Delivered to
                        Trustee......................................  6
      Section 1.4  Acts of Holders...................................  7
      Section 1.5  Notices, etc., to Trustee and
                        Company......................................  8
      Section 1.6  Notice to Holders; Waiver.........................  8
      Section 1.7  Conflict with Trust Indenture Act.................  9
      Section 1.8  Effect of Headings and Table of
                        Contents.....................................  9
      Section 1.9  Successors and Assigns............................  9
      Section 1.10  Benefits of Indenture............................  9
      Section 1.11  Governing Law.................................... 10
      Section 1.12  Legal Holidays................................... 10
      Section 1.13  Separability Clause.............................. 10
      Section 1.14  No Recourse Against Others....................... 10

                                    ARTICLE 2

                                 SECURITY FORMS

      Section 2.1  Forms Generally................................... 10
      Section 2.2  Registrable Form.................................. 11
      Section 2.3  Execution, Authentication, Delivery
                        and Dating................................... 11
      Section 2.4  Temporary Securities.............................. 12
      Section 2.5  Registration, Registration of
                        Transfer and Exchange........................ 12
      Section 2.6  Mutilated, Destroyed, Lost and Stolen
                        Securities................................... 14
      Section 2.7  Presentation of Security.......................... 15
      Section 2.8  Persons Deemed Owners............................. 15
      Section 2.9  Cancellation...................................... 15
      Section 2.10  Defaulted Interest............................... 15
      SECTION 2.11  CUSIP Numbers.................................... 16

--------
* Note: This table of contents shall not, for any purpose, be deemed to be a part of this Indenture.

                                                                     Page

                                    ARTICLE 3

                                   REDEMPTION

      Section 3.1  Notices to Trustee................................ 16
      Section 3.2  Selection of Securities To Be
                        Redeemed..................................... 17
      Section 3.3  Notice of Redemption.............................. 17
      Section 3.4  Effect of Notice of Redemption.................... 18
      Section 3.5  Deposit of Redemption Price....................... 18
      Section 3.6  Securities Redeemed in Part....................... 19

                                    ARTICLE 4

                                   THE TRUSTEE

      Section 4.1  Certain Duties and Responsibilities............... 19
      Section 4.2  Certain Rights of Trustee......................... 20
      Section 4.3  Not Responsible for Recitals or
                        Issuance of Securities....................... 22
      Section 4.4  May Hold Securities............................... 22
      Section 4.5  Money Held in Trust............................... 22
      Section 4.6  Compensation and Reimbursement.................... 22
      Section 4.7  Disqualification; Conflicting
                        Interests.................................... 23
      Section 4.8  Corporate Trustee Required;
                        Eligibility.................................. 23
      Section 4.9  Resignation and Removal; Appointment
                        of Successor................................. 24
      Section 4.10  Acceptance of Appointment of
                        Successor.................................... 25
      Section 4.11  Merger, Conversion, Consolidation or
                        Succession to Business....................... 26
      Section 4.12  Preferential Collection of Claims
                        Against Company.............................. 26

                                    ARTICLE 5

            HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

      Section 5.1  Company to Furnish Trustee Names and
                        Addresses of Holders......................... 27
      Section 5.2  Preservation of Information;
                        Communications to Holders.................... 27
      Section 5.3  Reports by Trustee................................ 27
      Section 5.4  Reports by Company................................ 28

                                                                     Page

                                    ARTICLE 6

                                   AMENDMENTS

      Section 6.1  Amendments Without Consent of Holders............. 28
      Section 6.2  Amendments with Consent of Holders................ 30
      Section 6.3  Execution of Amendments........................... 30
      Section 6.4  Effect of Amendments; Notice to Holders........... 31
      Section 6.5  Conformity with Trust Indenture Act............... 31
      Section 6.6  Reference in Securities to Amendments............. 31

                                    ARTICLE 7

                                    COVENANTS

      Section 7.1  Payment of Securities............................. 32
      Section 7.2  Maintenance of Office or Agency................... 32
      Section 7.3  Money for Security Payments to Be
                        Held in Trust................................ 33
      Section 7.4  Transactions with Affiliates...................... 34
      Section 7.5  Statement as to Compliance........................ 34
      Section 7.6  Notice of Default................................. 35

                                    ARTICLE 8

                       REMEDIES OF THE TRUSTEE AND HOLDERS
                               ON EVENT OF DEFAULT

      Section 8.1  Event of Default Defined;
                        Acceleration of Maturity; Waiver of
                        Default...................................... 35
      Section 8.2  Collection of Indebtedness by
                        Trustee; Trustee May Prove Debt.............. 37
      Section 8.3  Application of Proceeds........................... 39
      Section 8.4  Suits for Enforcement............................. 40
      Section 8.5  Restoration of Rights on Abandonment
                        of Proceedings............................... 40
      Section 8.6  Limitations on Suits by Holders................... 41
      Section 8.7  Unconditional Right of Holders to
                        Institute Certain Suits...................... 41
      Section 8.8  Powers and Remedies Cumulative; Delay
                        or Omission Not Waiver of Default............ 42
      Section 8.9  Control by Holders................................ 42
      Section 8.10  Waiver of Past Defaults.......................... 43
      Section 8.11  Trustee to Give Notice of Default,
                        But May Withhold in Certain Circumstances.... 43

                                                                     Page

      Section 8.12  Right of Court to Require Filing of
                        Undertaking to Pay Costs..................... 44

                                    ARTICLE 9

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

      Section 9.1  Company May Consolidate, etc., on
                        Certain Terms................................ 44
      Section 9.2  Successor Person Substituted...................... 45
      Section 9.3  Opinion of Counsel to Trustee..................... 45

                                   ARTICLE 10

                       DISCHARGE OF INDENTURE; DEFEASANCE

      Section 10.1  Discharge of Liability on Securities; Defeasance. 46
      Section 10.2  Conditions to Defeasance......................... 47
      Section 10.3  Application of Trust Money....................... 48
      Section 10.4  Repayment to Company............................. 49
      Section 10.5  Indemnity for Government Obligations............. 49
      Section 10.6  Reinstatement.................................... 49


Exhibit A -       Form of Security

Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of ______________ __, 199_.



Trust Indenture Act Section                    Indenture Section

ss.310(a)(1).................................. 4.9
      (a)(2) ................................  4.9
      (a)(3) ................................  Not Applicable
      (a)(4) ................................  Not Applicable
      (b)....................................  4.7, 4.9
ss.311(a)..................................... 4.13(a)
      (b)....................................  4.13(b)
      (b)(2) ................................  5.3(a)(2), 5.3(b)
ss. 312(a)...................................  5.1, 5.2(a)
      (b)....................................  5.2(b)
      (c)....................................  5.2(c)
ss.313(a)....................................  5.3(a)
      (b)....................................  5.3(b)
      (c)....................................  5.3(a), 5.3(b)
      (d)....................................  5.3(c)
ss.314(a)....................................  5.4
      (b)....................................  Not Applicable
      (c)(1).................................  1.2
      (c)(2).................................  1.2
      (c)(3).................................  Not Applicable
      (d)....................................  Not Applicable
      (e)....................................  1.2
ss.315(a)....................................  4.1(a)
      (b)....................................  8.11, 5.3(a)(6)
      (c)....................................  4.1(b)
      (d)....................................  4.1(c)
      (d)(1).................................  4.1(a)(1)
      (d)(2).................................  4.1(c)(2)
      (d)(3).................................  4.1(c)(3)
      (e)....................................  8.1, 8.12
ss.316(a)....................................  1.1
      (a)(1)(A)..............................  8.9
      (a)(1)(B)..............................  8.10
      (a)(2).................................  Not Applicable
      (b)....................................  8.7
ss.317(a)(1).................................  8.2
      (a)(2).................................  8.2
      (b)....................................  7.3
ss. 318(a)...................................  1.7

---------------------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.
                                        v

            INDENTURE, dated as of __________, ____, among MAFCO CONSOLIDATED GROUP INC., a Delaware corporation (the "Company"), and ________________, as trustee (the "Trustee").

                             RECITALS OF THE COMPANY

            WHEREAS, the Company has duly authorized the creation of an issue of __% Senior Notes due _________ (the "Securities"), of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture; and

            WHEREAS, all things necessary have been done to make the Securities, when executed by the Company and authenticated and delivered hereunder, the valid obligations of the Company, and to make this Indenture a valid Indenture of the Company, all in accordance with their and its terms.

            NOW, THEREFORE, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders (as defined below) of the Securities, as follows:

                                    ARTICLE 1

         DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

            Section 1.1  Definitions.

            For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (b) all accounting terms used herein and not expressly defined herein shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as are generally accepted as of the date of this Indenture;

                  (c) all other terms used herein which are defined in the Trust Indenture Act (as defined herein), either directly or by reference therein, have the meanings assigned to them therein; and

                  (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.


            "Act" when used with respect to any Holder has the meaning specified in Section 1.4.

            "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of Voting Securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

            "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors of the Company and to be in full force and effect on the date of such certification, and delivered to the Trustee.

            "Business Day" means any day (other than a Saturday or a Sunday) on which banking institutions in The City of New York, New York are not authorized or obligated by law or executive order to close and, if the Securities are listed on a national securities exchange, such exchange is open for trading.

            "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act (as defined herein), or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

            "Company" means the Person (as defined herein) named as the "Company" in the first paragraph of this Indenture, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person. To the extent necessary to comply with the requirements of the provisions of Trust Indenture Act ss.ss. 310 through 317 as they are applicable to the Company, the term "Company" shall include any other obligor with respect to the Securities for the purposes of complying with such provisions.

            "Company Request" or "Company Order" means a written request or order signed in the name of the Company by the chairman of the Board of Directors or the president or any vice president, the controller or assistant controller and the treasurer or assistant treasurer or the secretary or any assistant secretary, and delivered to the Trustee.


            "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at ______________________________________________________________________.

            "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

            "Default Amount" has the meaning specified in Section 8.1.

            "Event of Default" has the meaning specified in Section 8.1.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Holder" means a Person in whose name a Security is registered in the Security Register.

            "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended pursuant to the applicable provisions hereof.

            "Officers' Certificate," when used with respect to the Company, means a certificate signed by the chairman of the Board of Directors or the president or any vice president, the controller or assistant controller and the treasurer or assistant treasurer or the secretary or any assistant secretary of the Company and delivered to the Trustee.

            "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company.

            "Outstanding" when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (b) From and after a redemption date or maturity date, Securities for the payment of which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; and

                  (c) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite Outstanding Securities have given any request, demand, direction, consent or waiver hereunder, Securities owned by the Company or any Affiliate of the Company, whether held as treasury stock or otherwise, shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, direction, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded.

            "Paying Agent" has the meaning specified in Section 7.2.

            "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

            "Responsible Officer" when used with respect to the Trustee means any officer assigned to the Corporate Trust Office and also means, with respect to any particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

            "Security Register" and "Security Registrar" have the respective meanings specified in Section 2.5.

            "Subsidiary" means each Person more than 50% of the outstanding Voting Securities of which is owned, directly or indirectly, by the Company and/or one or more Subsidiaries.

            "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time.

            "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture, until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

            "U.S. Government Obligations" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable at the issuer's option.

            "vice president" when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title of "vice president."


            "Voting Securities" means securities having ordinary voting power to elect a majority of the directors irrespective of whether or not stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency.

            Section 1.2  Compliance and Opinions.

            Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that, in the opinion of the signor, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

            Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

            Section 1.3 Form of Documents Delivered to Trustee.

            In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.


            Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company.

            Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Company. Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

            Section 1.4  Acts of Holders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 4.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The Company may set a record date for purposes of determining the identity of Holders entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture. If not set by the Company prior to the first solicitation of a Holder of Securities made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for such action shall be the later of 10 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee pursuant to
Section 5.1 of this Indenture prior to such solicitation. If a record date is fixed, those Persons who were Holders of securities at such record date (or their duly designated proxies), and only those Persons, shall be entitled to take such action by vote or consent or, except with respect to clause (d) below, to revoke any vote or consent previously given, whether or not such Persons continue to be Holders after such record date. No such vote or consent shall be valid or effective for more than 120 days after such record date.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

                  (c) The ownership of Securities shall be proved by the Security Register. Neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary.

                  (d) At any time prior to (but not after) the evidencing to the Trustee, as provided in this Section 1.4, of the taking of any action by the Holders of the Securities specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Section 1.4, revoke such action so far as concerns such Security. Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security or the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

            Section 1.5 Notices, etc., to Trustee and Company.

            Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                  (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed, in writing, to or with the Trustee at ___________________________________________;
or

                  (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Company addressed to it at 35 East 62nd Street, New York, New York 10021, Attention: General Counsel, or at any other address previously furnished in writing to the Trustee by the Company.

            Section 1.6  Notice to Holders; Waiver.

            Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this Indenture, then any method of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

            Section 1.7  Conflict with Trust Indenture Act.

            If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

            Section 1.8 Effect of Headings and Table of Contents.

            The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

            Section 1.9  Successors and Assigns.

            All covenants and Indentures in this Indenture by the Company shall bind their respective successors and assigns, whether so expressed or not.

            Section 1.10  Benefits of Indenture.

            Nothing in this Indenture or in the Securities, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, any Paying

Agent and the Holders) any benefit or any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for sole benefit of the parties hereto and their successors and of the Holders.

            Section 1.11  Governing Law.

            This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

            Section 1.12  Legal Holidays.

            In the event that a payment date shall not be a Business Day, then (notwithstanding any provision of this Indenture or the Securities to the contrary) payment on the Securities need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the payment date, and no interest shall accrue for the intervening period.

            Section 1.13  Separability Clause.

            In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            Section 1.14  No Recourse Against Others.

            A director, officer, employee or stockholder, as such, of the Company or the Trustee shall not have any liability for any obligations of the Company or the Trustee under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

                                    ARTICLE 2

                                 SECURITY FORMS

            Section 2.1  Forms Generally.

            The Securities and the Trustee's certificate of authentication shall be in substantially the form of Exhibit A (which is hereby incorporated in and expressly made a part of this Indenture), with such appropriate inser-tions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may be required by law or any rule or regulation pursuant thereto, all as may be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security. The terms of the Securities set forth in Exhibit A are part of the terms of this Indenture.

            The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

            Section 2.2  Registrable Form.

            The Securities shall be issuable only in registered form.

            Section 2.3 Execution, Authentication, Delivery and Dating.

            The Securities shall be executed on behalf of the Company by its chairman of the Board of Directors or its president or any vice president or its treasurer, but need not be attested. The signature of any of these officers on the Securities may be manual or facsimile. The Company's seal shall be impressed, affixed, imprinted or reproduced on the Securities and may be in facsimile form.

            Securities bearing the manual or facsimile signatures of individuals who were at the time of execution the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

            At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authen-ticate and deliver such Securities as provided in this Indenture and not otherwise.

            Each Security shall be dated the date of its authentication.

            No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.


            Section 2.4  Temporary Securities.

            Pending the preparation of definitive Securities, the Company may execute, and upon Company Order, the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine with the concurrence of the Trustee. Temporary Securities may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities.

            If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 7.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like amount of definitive Securities. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

            Section 2.5 Registration, Registration of Transfer and Exchange.

            The Company shall cause to be kept at the office of ________________________________ a register (the register maintained in such office and in any other office or agency designated pursuant to Section 7.2 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. ______ is hereby initially appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

            Upon surrender, for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 7.2, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities representing the same aggregate principal amount represented by the Security so surrendered that is to be transferred and the Company shall execute and the Trustee shall authenticate and deliver, in the name of the transferor, one or more new Securities represented by principal amount that is not to be transferred.

            At the option of the Holder, Securities may be exchanged for other Securities that represent in the aggregate the same principal amount as the

Securities surrendered at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

            All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same rights, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

            Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

            No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 2.4 or 6.6 not involving any transfer.

            The Company shall not be required to make and the Security Registrar need not register transfers or exchanges of (i) Securities selected for redemption (except, in the case of Securities to be redeemed in part, the portion thereof not to be redeemed) or (ii) for a period of 15 days before a selection of Securities to be redeemed, any Securities.

            Section 2.6 Mutilated, Destroyed, Lost and Stolen Securities.

            If (a) any mutilated Security is surrendered to the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon delivery of a Company Order the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

            In case any such mutilated, destroyed, lost or stolen Security has become or is to become due and payable within 15 days, the Company in its discretion may, instead of issuing a new Security, pay to the holder of such Security on such payment date all amounts due and payable with respect thereto.

            Upon the issuance of any new Securities under this Section, the Company shall pay any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the

Trustee) connected therewith.

            Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

            Section 2.7  Presentation of Security.

            Payment of any amounts pursuant to the Securities shall be made only upon presentation by the Holder thereof, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, and at any other office or agency maintained by the Company for such purpose in such coin or currency of the United States of America as at the time is legal tender for the payment of public and private debts. However, the Company may pay such amounts by its check payable in such money.

            Section 2.8  Persons Deemed Owners.

            Prior to the time of due presentment for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

            Section 2.9  Cancellation.

            All Securities surrendered for payment, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order.

            Section 2.10  Defaulted Interest.

            If the Company defaults in a payment of interest on the Securities, the Company shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) in any lawful manner. The Company may pay the defaulted interest to the Persons who are Holders on a subsequent special record date, which date shall be at least five Business Days prior to the payment date. The Company shall fix or cause to be fixed any such special record date and payment date, and at least 15 days before any such special record date, the Company shall mail to the Trustee and each Holder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid. At the Company's request and upon the delivery of a Company Order, the Trustee shall give the notice contemplated by this Section 2.10 in the Company's name and at the Company's expense. In such event, the Company shall provide the Trustee with the information required by this Section.

            SECTION 2.11 CUSIP Numbers.

            The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use) and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

                                    ARTICLE 3

                                   REDEMPTION

            Section 3.1  Notices to Trustee.

            If the Company elects to redeem Securities pursuant to paragraph 5 of the Securities, it shall notify the Trustee in writing of the redemption date, the principal amount of Securities to be redeemed and the paragraph of the Securities pursuant to which the redemption will occur. The Company shall give the notice provided for in this paragraph to the Trustee at least 60 days before the redemption date unless the Trustee consents to a shorter period. Such notice shall be accompanied by an Officers' Certificate to the effect that such redemption will comply with the conditions herein.

            If fewer than all the Securities are to be redeemed, the record date relating to such redemption for determining the Holders to whom notice of redemption will be sent pursuant to Section 3.3 shall be selected by the Company and given to the Trustee, which record date shall be not less than 15 days after the date of notice to the Trustee unless the Trustee consents to a shorter period.

            Section 3.2 Selection of Securities To Be Redeemed.

            If fewer than all the Securities are to be redeemed, the Trustee in its discretion shall select the Securities to be redeemed pro rata or by lot or by a method that complies with applicable legal and securities exchange requirements, if any, and that the Trustee considers fair and appropriate and in accordance with methods generally used at the time of selection by fiduciaries in similar circumstances. The Trustee shall make the selection from Outstanding Securities not previously called for redemption. The Trustee may select for redemption portions of the principal amount of Securities that have denominations larger than $1,000. Securities and portions of them the Trustee selects shall be in original principal amounts of $1,000 or a whole multiple of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be redeemed.

            Section 3.3  Notice of Redemption.

            At least 30 days but not more than 60 days before a date for redemption of Securities, the Company shall mail a notice of redemption by first-class mail to each Holder of Securities to be redeemed.

            The notice shall identify the Securities to be redeemed and shall state:

            (1) the redemption date;

            (2) the redemption price;

            (3) the name and address of the Paying Agent;

            (4) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

            (5) if fewer than all the Outstanding Securities are to be redeemed, the identification of the particular Securities to be redeemed as well as the aggregate principal amount of Securities to be redeemed and, if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that after the redemption date and upon surrender of such Security a new Security or Securities will be issued having a principal amount equal to the principal amount of the Security surrendered less the principal amount of the portion of the Security redeemed;


            (6) that, unless the Company defaults in making such redemption payment, interest on the Securities (or portion thereof) called for redemption ceases to accrue on and after the redemption date;

            (7) the paragraph of the Securities pursuant to which the Securities called for redemption are being redeemed;

            (8) the CUSIP number, if any, printed on the Securities being redeemed; and

            (9) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Securities.

            At the Company's request and upon the delivery of a Company Order, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense. In such event, the Company shall provide the Trustee with the information required by this Section.

            Section 3.4 Effect of Notice of Redemption.

            Once notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date and at the redemption price stated in the notice. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price stated in the notice, plus accrued and unpaid interest, if any, to the redemption date. Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder. Any notice when mailed with proper postage to a Holder shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder.

            Section 3.5  Deposit of Redemption Price.

            On or prior to the redemption date, the Company shall deposit with the Paying Agent (or, if the Company or a Subsidiary is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the redemption price of and accrued and unpaid interest on all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which have been delivered by the Company to the Trustee for cancellation.

            Section 3.6  Securities Redeemed in Part.

            Upon surrender of a Security that is redeemed in part, the Company shall execute and the Trustee shall authenticate for the Holder (at the Company's expense) a new Security having a principal amount equal to the principal amount of the Security surrendered less the principal amount of the portion of the Security so redeemed.

                                    ARTICLE 4


                                   THE TRUSTEE

            Section 4.1  Certain Duties and Responsibilities.

                  (a) With respect to the Holders of Securities issued, the Trustee, prior to the occurrence of an Event of Default with respect to the Securities and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants shall be read into this Indenture against the Trustee. In case an Event of Default with respect to the Securities has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) In the absence of bad faith on its part, prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default which may have occurred, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                        (1) this Subsection (c) shall not be construed to limit the effect of Subsections (a) and (b) of this Section;

                        (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                        (3) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

                        (4) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 8.9 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

            Section 4.2  Certain Rights of Trustee.

            Subject to the provisions of Section 4.1:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or docu-ment believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee need not investigate any fact or matter stated in any such document;

                  (b) any request or direction or order of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution, and the Trustee shall not be liable for any action it takes or omits to take in good faith reliance thereon;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate, and the Trustee shall not be liable for any action it takes or omits to take in good faith reliance thereon or an Opinion of Counsel;

                  (d) the Trustee may consult with counsel, and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by the Trustee hereunder in good faith and in accordance with such advice or opinion of counsel;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;


                  (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document, but the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may see fit, and if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                  (h) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

            Section 4.3 Not Responsible for Recitals or Issuance of Securities.

            The Trustee shall not be accountable for the Company's use of the Securities or the proceeds from the Securities. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities.

            Section 4.4  May Hold Securities.

            The Trustee, any Paying Agent, Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities, and, subject to Sections 4.7 and 4.12, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

            Section 4.5  Money Held in Trust.

            Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder.

            Section 4.6  Compensation and Reimbursement.

            The Company agrees


                  (a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (c) to indemnify the Trustee and each of its agents, officers, directors and employees (each an "indemnitee") for, and to hold it harmless against, any loss, liability or expense (including attorneys fees and expenses) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust and the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligations of the Company hereunder shall constitute additional indebtedness hereunder. To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee other than money or property held in trust to pay particular Securities. The Company's payment obligations pursuant to this Section shall survive the termination of this Indenture. When the Trustee incurs expenses after the occurrence of an Event of Default specified in Section 8.1(c) or 8.1(d) with respect to the Company, the expenses are intended to constitute expenses of administration under bankruptcy laws.

            Section 4.7 Disqualification; Conflicting Interests.

            If the Trustee has or shall acquire any conflicting interest within the meaning of the Trust Indenture Act, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. The Company shall take prompt steps to have a successor appointed in the manner provided in this Agreement.

            Section 4.8 Corporate Trustee Required; Eligibility.

            There shall at all times be a Trustee hereunder which shall be a corporation that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $10,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

            Section 4.9 Resignation and Removal; Appointment of Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
Section 4.10.

                  (b) The Trustee, or any trustee or trustees hereafter appointed, may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by an Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

                  (d)   If at any time:

                        (1) the Trustee shall fail to comply with Section 4.7 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                        (2) the Trustee shall cease to be eligible under Section
      4.8 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                        (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any case, (i) the Company by a Board Resolution may remove the Trustee,

or (ii) the Holder of any Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after any removal by Holders of a majority in principal amount of the Outstanding Securities, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with Section 4.10, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders of the Securities and accepted appointment within 60 days after the retiring Trustee tenders its resignation or is removed, the retiring Trustee may, or, the Holder of any Security who has been a bona fide Holder for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office. If the Company fails to send such notice within ten days after acceptance of appointment by a successor Trustee, it shall not be a default hereunder but the successor Trustee shall cause the notice to be mailed at the expense of the Company.

            Section 4.10 Acceptance of Appointment of Successor.

            Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, upon request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.


            No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

            Section 4.11 Merger, Conversion, Consolidation or Succession to Business.

            Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities; and such certificate shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided that the right to adopt the certificate of authentication of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

            Section 4.12 Preferential Collection of Claims Against Company.

            If and when the Trustee shall be or shall become a creditor of the Company (or any other obligor upon the

Securities) the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

                                    ARTICLE 5

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

            Section 5.1 Company to Furnish Trustee Names and Addresses of
Holders.

            The Company will furnish or cause to be furnished to the Trustee (i) semiannually, not later than June 30 and December 31 of each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such date, and (ii) at such times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of a date not more than 15 days prior to the time such list is furnished; provided, however, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished.

            Section 5.2 Preservation of Information; Communications to Holders.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 5.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 5.1 upon receipt of a new list so furnished.

                  (b) The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture and the corresponding rights and privileges of the Trustee shall be as provided by the Trust Indenture Act.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be deemed to be in violation of law or held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act.

            Section 5.3  Reports by Trustee.

                  (a) Within 60 days after December 31 of each year commencing with the first December 31 after the first issuance of Securities, the Trustee shall transmit to all Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the time and in the manner provided pursuant thereto.

                  (b) A copy of each such report shall, at the time of such transmission to the Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and also with the Company. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange.

            Section 5.4  Reports by Company.

            The Company shall:

                  (a) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee quarterly and annual financial information which would be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange, as may be prescribed from time to time in such rules and regulations; and

                  (b) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsection (a) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                    ARTICLE 6

                                   AMENDMENTS

            Section 6.1 Amendments Without Consent of Holders.

            Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more amendments hereto or to the Securities, for any of the following purposes:

                  (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities any property or assets; or

                  (b) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                  (c) to add to the covenants of the Company such further covenants, restrictions, conditions or provisions as its Board of Directors and the Trustee shall consider to be for the protection of the Holders of Securities, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided that in respect of any such additional covenant, restriction, condition, condition or provision such amendment may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority of the Securities to waive such an Event of Default; or

                  (d) to cure any ambiguity, or to correct or supplement any provision herein or in the Securities which may be defective or inconsistent with any other provision herein; provided that such provisions shall not materially reduce the benefits of this Indenture or the Securities to the Holders; or

                  (e) to make any other provisions with respect to matters or questions arising under this

      Indenture; provided that such provisions shall not adversely affect the interests of the Holders; or

                  (f) to make any amendments or changes necessary to comply or maintain compliance with the Trust Indenture Act.

            Promptly following any amendment of this Indenture or the Securities in accordance with this Section 6.1, the Trustee shall notify the Holders of the Securities of such amendment; provided that any failure so to notify the Holders shall not affect the validity of such amendment.

            Section 6.2 Amendments with Consent of Holders.

            With the consent of the Holders of a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company (when authorized by a Board Resolution) and the Trustee may enter into one or more amendments hereto or to the Securities for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or to the Securities or of modifying in any manner the rights of the Holders under this Indenture or to the Securities; provided, however, that no such amendment shall, without the consent of the Holder of each Outstanding Security affected thereby:

            (a) extend the maturity of the Securities or reduce the amounts payable in respect of the Securities or modify any other payment term, interest rate or payment date;

            (b) reduce the principal amount of the Outstanding Securities, the consent of whose Holders is required for any such amendment; or

            (c) modify any of the provisions of this Section or Section 8.10, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby.

            It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such Act shall approve the substance thereof.

            Section 6.3  Execution of Amendments.

            In executing any amendment permitted by this Article, the Trustee shall be entitled to receive, indemnity reasonably satisfactory to it and (subject to Section 4.1) shall be fully protected in relying upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Indenture. The Trustee shall execute any amendment authorized pursuant to this Article VI if the amendment does not adversely affect the Trustee's own rights, duties or immunities under this Indenture or otherwise. Otherwise, the Trustee may, but need not, execute such amendment.

            Section 6.4 Effect of Amendments; Notice to Holders.

            Upon the execution of any amendment under this Article, this Indenture and the Securities shall be modified in accordance therewith, and such amendment shall form a part of this Indenture and the Securities for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

            Promptly after the execution by the Company and the Trustee of any amendment pursuant to the provisions of this Article, the Company shall mail a notice thereof by first class mail to the Holders of Securities at their addresses as they shall appear on the Security Register, setting forth in general terms the substance of such amendment. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

            Section 6.5  Conformity with Trust Indenture Act.

            Every amendment executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

            Section 6.6  Reference in Securities to
Amendments.

            If an amendment changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. Securities authenticated and delivered after the execution of any amendment pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such amendment. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such amendment may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.

                                    ARTICLE 7


                                    COVENANTS

            Section 7.1  Payment of Securities.

            The Company will duly and punctually pay the principal of and interest on the Securities in accordance with the terms of the Securities and this Indenture. Principal and interest shall be considered paid on the date due if on such date the Trustee or the Paying Agent holds in accordance with this Indenture money sufficient to pay all principal and interest then due.

            The Company shall pay interest on overdue principal at the rate specified therefor in the Securities, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

            If the Paying Agent segregates and holds in trust, in accordance with this Indenture, on a redemption date or maturity date money sufficient to pay all principal and interest payable on that date with respect to the Securities (or portions thereof) to be redeemed or maturing, as the case may be, then on and after that date such Securities (or portions thereof) cease to be Outstanding and interest on them ceases to accrue.

            Section 7.2 Maintenance of Office or Agency.

            As long as any of the Securities remain Outstanding, the Company will maintain in the Borough of Manhattan, The City of New York, an office or agency (i) where Securities may be presented or surrendered for payment (the "Paying Agent"), (ii) where Securities may be surrendered for registration of transfer or exchange and (iii) where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The office of the Trustee at __________________________ shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company or any of its Subsidiaries may act as Paying Agent, registrar or transfer agent; provided that such Person shall take appropriate actions to avoid the commingling of funds. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

            The Company may from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such office or agency.

            Section 7.3 Money for Security Payments to Be Held in Trust.

            If the Company or any of its Subsidiaries shall at any time act as the Paying Agent, it will, on or before a redemption date or the payment date, as the case may be, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the amounts becoming due on such date until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

            Whenever the Company shall have one or more Paying Agents for the Securities, it will, on or before a redemption date or the payment date, as the case may be, deposit with a Paying Agent a sum in same day funds sufficient to pay the amount becoming due on such date; such sum to be held in trust for the benefit of the Persons entitled to such amount, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

            The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that
(A) such Paying Agent will hold all sums held by it for the payment of any amount payable on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and (B) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Securities) to make any payment on the Securities when the same shall be due and payable.

            Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of principal or interest on any Security and remaining unclaimed for one year after a redemption date or the payment date, as the case may be, shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease.

            Section 7.4  Transactions with Affiliates.

            For so long as any of the Securities remain Outstanding, the Company will not enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate, unless (i) such transaction is upon terms which are fair and reasonable and no less favorable to the Company than it would obtain in comparable arm's length transactions with a Person that is not an Affiliate and
(ii) if such transaction is material, the Company adopts a Board Resolution stating that the Board of Directors has determined that such transaction meets the requirements specified in clause (i) of this Section.

            Section 7.5 Statement as to Compliance.

            The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, commencing with the fiscal year ending in the year during which the Securities are first issued hereunder (but in no event more than one year from such issuance), a written statement signed by the Chairman of the Board, president or other principal executive officer or vice president of the Company and by the treasurer or other principal financial officer or principal accounting officer of the Company, stating, as to each signer thereof, that

                  (a) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision, and

                  (b) to the best of his knowledge, based on such review, the Company has fulfilled all of its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof.

                       Section 7.6 Notice of Default.

            The Company shall file with the Trustee written notice of the occurrence of any Event of Default or other default under this Indenture within five business days of its becoming aware of any such default or Event of Default.

                                    ARTICLE 8

                       REMEDIES OF THE TRUSTEE AND HOLDERS
                               ON EVENT OF DEFAULT

            Section 8.1 Event of Default Defined; Acceleration of Maturity; Waiver of Default.

            "Event of Default" with respect to Securities, means each one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) default in the payment of the principal of any Security when the same becomes due and payable at its stated maturity, upon redemption, upon declaration or otherwise; or

                  (b) default in any payment of interest on any Security when the same becomes due and payable and such default continues for a period of 30 days; or

                  (c) failure to comply with Article 9; or

                  (d) default in the performance, or breach, of any covenant or warranty of the Company in respect of the Securities (other than a covenant or warranty in respect of the Securities, a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (e) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                  (f) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or for any substantial part of its property, or make any general assignment for the benefit of creditors.

            If an Event of Default (other than an Event of Default specified in Section 8.1(e) or (f)) occurs and is continuing, the Trustee by notice to the Company or the Holders of at least 25% in principal amount of the Outstanding Securities by notice to the Company and the Trustee may declare the principal amount of and accrued interest on all the Securities as of the date of such declaration (collectively, the "Default Amount") to be due and payable immediately. If an Event of Default specified in Section 8.1(e) or (f) occurs, the Default Amount on all the Securities as of the date of such Event of Default shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holders.

            The foregoing provisions, however, are subject to the condition that if, at any time after the Securities shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all amounts which shall have become due otherwise than by acceleration (with interest upon such overdue amount at the rate specified therefor in the Securities Rate to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred and all advances made, by the Trustee except as a result of negligence or bad faith, and if any and all Events of Default under this Indenture, other than the non-payment of the amounts which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then and in every such case the Holders of a majority in principal amount of all the Securities then Outstanding, by written notice to the Company and to the Trustee, may waive all defaults with respect to the Securities and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereof.

            Section 8.2 Collection of Indebtedness by Trustee; Trustee May Prove Debt.

            The Company covenants that in case default shall be made in the payment of all or any part of the Securities when the same shall have become due and payable, then upon demand of the Trustee, the Company will pay to the Trustee for the benefit of the Holders of the Securities the whole amount that then shall have become due and payable on all Securities (with interest from the date due and payable to the date of such payment upon the overdue amount at the rate specified therefor in the Securities); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and any expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of its negligence or bad faith.

            The Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other remedy.

            In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon such Securities and collect in the manner provided by law out of the property of the Company or other obligor upon such Securities, wherever situated, the moneys adjudged or decreed to be payable.

            In case there shall be pending proceedings relative to the Company or an other obligor upon the Securities under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or their respective property or such other obligor, or in case of any other comparable judicial proceedings relative to the Company or other obligor upon the Securities, or to the creditors or property of the Company or such other obligor the Trustee, irrespective of whether the principal of any Securities shall then be due and payable as herein expressed or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, (but shall have no obligation) by intervention in such proceedings or otherwise:

                  (a) to file and prove a claim or claims for the whole amount owing and unpaid in respect of the Securities, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Holders allowed in any judicial proceedings relative to the Company or other obligor upon the Securities, or to their respective property;

                  (b) unless prohibited by applicable law and regulations, to vote on behalf of the Holders in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings; and

                  (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Holders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Holders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Holders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 4.6. To the extent that such payment of reasonable compensation, expenses, disbursements, advances and other amounts out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, moneys, securities and other property which the Holders may be entitled to receive in such proceedings, whether in liquidation or under any plan or reorganization or arrangements or otherwise.

            Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities, or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

            All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities or the production thereof and any trial or other proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders.

            In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders, and it shall not be necessary to make any Holders of such Securities parties to any such proceedings.

            Section 8.3  Application of Proceeds.

            Any moneys collected by the Trustee pursuant to this Article in respect of any Securities shall be applied in the following order at the date or dates fixed by the Trustee upon presentation of the several Securities in respect of which monies have been collected and stamping (or otherwise noting) thereon the payment in exchange for the presented Securities if only partially paid or upon surrender thereof if fully paid:

            FIRST: To the payment of costs and expenses in respect of which monies have been collected, including reasonable compensation to the Trustee and each predecessor Trustee and their respective agents and attorneys and of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 4.6;

            SECOND: To the payment of the whole amount then owing and unpaid upon all the Securities, with interest at the rate specified therefor in the Securities on all such amounts, and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities, then to the payment of such amounts without preference or priority of any Security over any other Security, ratably to the aggregate of such amounts due and payable; and

            THIRD: To the payment of the remainder, if any, to the Company or any other person lawfully entitled thereto.

            Section 8.4  Suits for Enforcement.

            In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or Indenture contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

            Section 8.5 Restoration of Rights on Abandonment of Proceedings.

            In case the Trustee or any Holder shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case the Company and the Trustee and the Holders shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the Holders shall continue as though no such proceedings had been taken.

            Section 8.6 Limitations on Suits by Holders.

            No Holder of any Security shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in principal amount of the Securities then Outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 8.9; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder and the Trustee, that no one or more Holders of Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to effect, disturb or prejudice the rights of any other such Holder of Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities. For the protection and enforcement of the provisions of this Section, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Section 8.7 Unconditional Right of Holders to Institute Certain
Suits.

            Notwithstanding any other provision in this Indenture and any provision of any Security, the right of any Holder of any Security to receive payment of the amounts payable in respect of such Security on or after the respective due dates expressed in such Security, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

            Section 8.8 Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default.

            Except as provided in Section 8.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


            No delay or omission of the Trustee or of any Holder to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to
Section 8.6, every power and remedy given by this Indenture or by law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders.

            Section 8.9  Control by Holders.

            The Holders of a majority in principal amount of the Securities at the time Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities by this Indenture; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture; and provided further that (subject to the provisions of Section 4.1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or responsible officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forebearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities not joining in the giving of said direction, it being understood that (subject to Section 4.1) the Trustee shall have no duty to ascertain whether or not such actions or forebearances are unduly prejudicial to such Holders.

            Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Holders.

            Section 8.10  Waiver of Past Defaults.

            Prior to the declaration of the acceleration of the maturity of the Securities as provided in Section 8.1, in the case of a default or an Event of Default specified in clause (c), (d), (e) or (f) of Section 8.1, the Holders of a majority in principal amount of all the Securities then Outstanding may waive any such default or Event of Default, and its consequences except a default in respect of a covenant or provisions hereof which cannot be modified or amended without the consent of the Holder of each Security affected. In the case of any such waiver, the Company, the Trustee and the Holders of the Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.


            Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

            Section 8.11 Trustee to Give Notice of Default, But May Withhold in Certain Circumstances.

            The Trustee shall transmit to the Holders, as the names and addresses of such Holders appear on the Security Register, notice by mail of all defaults which have occurred and are known to the Trustee, such notice to be transmitted within 90 days after the occurrence thereof, unless such defaults shall have been cured before the giving of such notice (the term "default" or "Defaults" for the purposes of this Section being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided that, except in the case of default in the payment of principal and interest payable in respect of any of the Securities, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or trustees and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders.

            Section 8.12 Right of Court to Require Filing of Undertaking to Pay Costs.

            All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith or the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders holding in the aggregate more than 10% in principal amount of the Securities Outstanding or to any suit instituted by any Holder for the enforcement of the payment of any Security on or after the due date expressed in such Security.


                                    ARTICLE 9

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE


            Section 9.1 Company May Consolidate, etc., on Certain Terms.

            The Company covenants that it will not merge or consolidate with or into any other Person or sell or convey all or substantially all of its assets to any Person, unless (i) the Company shall be the continuing corporation, or the successor Person or the Person which acquires by sale or conveyance substantially all the assets of the Company shall be a Person organized under the laws of the United States of America or any State thereof and shall expressly assume by an instrument supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Company, supplemental agreement satisfactory to the Trustee, executed and delivered to the Trustee by such Person, and (ii) the Company or such successor Person, as the case may be, shall not, immediately after such merger or consolidation, or such sale or conveyance, be in default in the performance of any such covenant or condition; provided, however, that nothing herein shall prohibit or restrict the ability of the Company to merge or consolidate with or into, or to sell all or substantially all of its assets to, any Subsidiary of the Company.

            Section 9.2  Successor Person Substituted.

            In case of any such consolidation, merger, sale or conveyance, and following such an assumption by the successor Person, such successor Person shall succeed to and be substituted for the Company, with the same effect as if it had been named herein. Such successor Person may cause to be signed, and may issue either in its own name or in the name of the Company prior to such succession any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

            In case of any such consolidation, merger, sale or conveyance, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

            In the event of any such sale or conveyance (other than a conveyance by way of lease) the Company or any Person which shall theretofore have become such in the manner described in this Article shall be discharged from all obligations and covenants under this Indenture and the Securities and may be liquidated and dissolved.

            Section 9.3  Opinion of Counsel to Trustee.

            The Trustee, subject to the provisions of Sections 4.1 and 4.2, shall receive an Opinion of Counsel, prepared in accordance with Sections 1.3 and 1.4, as conclusive evidence that any such consolidation, merger, sale or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Indenture.

                                   ARTICLE 10

                       DISCHARGE OF INDENTURE; DEFEASANCE

            Section 10.1 Discharge of Liability on Securities; Defeasance.

            (a) When (i) the Company delivers to the Trustee all Outstanding Securities (other than Securities replaced pursuant to Section 2.6) for cancellation or (ii) all Outstanding Securities have become due and payable and the Company irrevocably deposits with the Trustee funds sufficient to pay at maturity all Outstanding Securities, including interest thereon (other than Securities replaced pursuant to Section 2.6), and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Sections 10.1(c) and 10.6, cease to be of further effect. The Trustee shall acknowledge satisfaction and discharge of this Indenture upon delivery to the Trustee of a Company Order accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company.

            (b) Subject to Sections 10.1(c), 10.2 and 10.6, the Company at any time may terminate (i) all its obligations under the Securities and this Indenture ("legal defeasance option") or (ii) its obligations under Section 7.4 and the operation of Section 8.1(d) ("covenant defeasance option"). The Company may exercise its legal defeasance option notwithstanding its prior exercise of its covenant defeasance option.

            If the Company exercises its legal defeasance option, payment of the Securities may not be accelerated because of an Event of Default. If the Company exercises its covenant defeasance option, payment of the Securities may not be accelerated because of an Event of Default specified in Section 8.1(d).

            Upon satisfaction of the conditions set forth herein and upon request of the Company, the Trustee shall acknowledge in writing the discharge of those obligations that the Company terminates.

            (c) Notwithstanding clauses (a) and (b) above, the Company's obligations in Sections 2.5, 2.6, 4.6, 4.9, 4.10, 5.1, 7.2, 7.3, 10.4, 10.5 and

10.6 shall survive until the Securities have been paid in full. Thereafter, the

Company's obligations in Sections 4.6, 10.4 and 10.5 shall survive.

            Section 10.2 Conditions to Defeasance.

            The Company may exercise its legal defeasance option or its covenant defeasance option only if:

            (1) the Company irrevocably deposits in trust with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to maturity or redemption, as the case may be;

            (2) the Company delivers to the Trustee a certificate from a nationally recognized firm of independent accountants expressing their opinion that the payments of principal and interest when due and without reinvestment on the deposited U.S. Government Obligations plus any deposited money without investment will provide cash at such times and in such amounts as will be sufficient to pay principal and interest when due on all the Securities to maturity or redemption, as the case may be;

            (3) 123 days pass after the deposit is made and during the 123-day period no default specified in Section 8.1(e) or (f) occurs which is continuing at the end of the period;

            (4) no default specified in Section 8.1 has occurred and is continuing on the date of such deposit and after giving effect thereto;

            (5) the deposit does not constitute a default under any other agreement binding on the Company;

            (6) the Company delivers to the Trustee an Opinion of Counsel to the effect that the trust resulting from the deposit does not constitute, or is qualified as, a regulated investment company under the Investment Company Act of 1940;

            (7) in the case of the legal defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

            (8) in the case of the covenant defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred; and

            (9) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the Securities as contemplated by this Article 10 have been complied with.

            Notwithstanding the foregoing provisions of this Section, the conditions set forth in the foregoing paragraphs (2), (3), (4), (5), (6), (7) and (8) need not be satisfied so long as, at the time the Company makes the deposit described in paragraph (1), (i) no Default under Sections 8.1(a), (b),
(e) or (f) has occurred and is continuing on the date of such deposit and after giving effect thereto and (ii) either (x) a notice of redemption has been mailed pursuant to Section 3.3 providing for redemption of all the Securities 30 days after such mailing and the provisions of Section 3.1 with respect to such redemption shall have been complied with or (y) the final maturity of the Securities will occur within 30 days. If the conditions in the preceding sentence are satisfied, the Company shall be deemed to have exercised its covenant defeasance option.

            Before or after a deposit, the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date in accordance with Article 3.

            Section 10.3 Application of Trust Money.

            The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to this Article 10. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of and interest on the Securities.

            Section 10.4 Repayment to Company.

            The Trustee and the Paying Agent shall promptly turn over to the Company upon request any excess money or Securities held by them at any time.

            Section 10.5 Indemnity for Government Obligations.

            The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against deposited U.S.

Government Obligations or the principal and interest received on such U.S. Government Obligations.

            Section 10.6 Reinstatement.

            If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with this Article 10 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article 10 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with this Article 10; provided, however, that, if the Company has made any payment of interest on or principal of any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                                    * * * * *

            This Indenture shall be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Indenture.

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                    MAFCO CONSOLIDATED GROUP INC.


                                    By:______________________________________
                                       Name:
                                       Title:


                                    [                 ], as Trustee


                                    By:______________________________________
                                       Name:
                                       Title:

STATE OF         )
                 :  ss.:
COUNTY OF        )


            On the ____ day of __________, ____ before me personally came _____________________, to me known, who, being by me duly sworn, did depose and say that s/he is ______________________ of Mafco Consolidated Group Inc., one of the corporations described in and which executed the above instrument; and that s/he signed her/his name thereto pursuant to authority of the Board of Directors of such corporation.


                                                (NOTARIAL SEAL)


                                                _____________________________
                                                Notary Public

STATE OF         )
                 :  ss.:
COUNTY OF        )


            On the ____ day of __________, ____ before me personally came _____________________, to me known, who, being by me duly sworn, did depose and say that s/he is ______________________ of ________________, one of the
corporations described in and which executed the above instrument; and that s/he signed her/his name thereto pursuant to authority of the Board of Directors of such corporation.


(Notarial Seal)


                                                _____________________________

                                                                       EXHIBIT A

                           [FORM OF FACE OF SECURITY]

No.
                          MAFCO CONSOLIDATED GROUP INC.

                            ___% Senior Note due ____


                                                                $_______________


            Mafco Consolidated Group Inc., a Delaware corporation, promises to pay to _______________, or registered assigns, the principal sum of Dollars on ________________, ____.

      Interest Payment Dates: ____________ and _____________.

      Record Dates: ____________ and _____________.

            Additional provisions of this Security are set forth on the other side of this Security.

Dated:

                                    MAFCO CONSOLIDATED GROUP INC.

                                      by________________________________




TRUSTEE'S CERTIFICATE OF
      AUTHENTICATION

__________________________
as Trustee, certifies                     [Seal]
that this is one of
the Securities referred
to in the Indenture.

  by_____________________________
         Authorized Signatory

                       [FORM OF REVERSE SIDE OF SECURITY]

                          MAFCO CONSOLIDATED GROUP INC.

                            ___% Senior Note due ____

1. Interest

            Mafco Consolidated Group Inc., a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on ___________ and ___________ of each year. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance of the Securities. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal at the rate borne by the Securities plus 1% per annum, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

2. Method of Payment

            The Company will pay interest referred to in paragraph 1 above (except defaulted interest) on the Securities to the persons who are registered holders of Securities at the close of business on the ________ and _______ next preceding the interest payment date even if Securities are cancelled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal and interest, if any, by check payable in such money. The Company may, at its option, mail a check representing payment of interest to a Holder's registered address.

3. Paying Agent and Security Registrar

            Initially, ___________________ will act as Paying Agent and Security Registrar. The Company may appoint and change any Paying Agent or Security Registrar without notice. The Company or any of its domestically incorporated Subsidiaries may act as Paying Agent or Security Registrar.

4. Indenture

            The Company issued the Securities under an Indenture dated as of ________ , ____ ("Indenture"), between the Company and _________________ (the
"Trustee"). The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) as in effect on the date of the Indenture (the "Act"). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture and the Act for a statement of those terms. This Security is one of the Securities referred to in the Indenture.

5. Optional Redemption

            The Company may redeem the Securities in whole at any time or in part from time to time at a redemption price equal to ____% of the principal amount, plus accrued and unpaid interest, if any, to the redemption date.

6. Notice of Redemption

            Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent (or, if the Company or a Subsidiary acts as the Paying Agent, it segregates the money held by it as Paying Agent and holds it as a separate trust fund) on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

7. Denominations; Transfer; Exchange

            The Securities are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange (i) any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or (ii) for a period of 15 days before a selection of Securities to be redeemed, any Securities.

8. Persons Deemed Owners

            The registered Holder of this Security may be treated as the owner of it for all purposes.

9. Unclaimed Money

            If money for the payment of principal or interest remains unclaimed for one year, the Trustee or Paying Agent shall pay the money back to the

Company at its request. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee or the Paying Agent for payment.

10. Amendment, Waiver

            Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in principal amount Outstanding of the Securities and (ii) any default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in principal amount Outstanding of the Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may amend the Indenture or the Securities to cure any ambiguity, defect or inconsistency, or to comply with Article 9 of the Indenture, or to secure the Securities, or to add to the covenants of the Company, or to make any change necessary to comply or maintain compliance with the Act, or to make any change that does not adversely affect the interests of the Holders.

11. Defaults and Remedies

            Under the Indenture, Events of Default include (i) default for 30 days in payment of interest on the Securities; (ii) default in payment of principal on the Securities at maturity, upon redemption, upon declaration or otherwise; (iii) failure by the Company to comply with other agreements in the Indenture or the Securities, in certain cases subject to notice and lapse of time; or (iv) certain events of bankruptcy or insolvency with respect to the Company. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Outstanding Securities may declare the Default Amount of all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Default Amount of the Securities being due and payable immediately upon the occurrence of such Events of Default.

            Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in principal amount of the Outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interest.

12. Defeasance

            Subject to certain conditions, the Company at any time may terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.


13. Trustee Dealings with the Company

            Subject to certain limitations imposed by the Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company with the same rights it would have if it were not Trustee.

14. No Recourse Against Others

            A director, officer, employee or stockholder, as such, of the Company or the Trustee shall not have any liability for any obligations of the Company or the Trustee under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

15. Authentication

            This Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the other side of this Security.

16. Abbreviations

            Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

[17. CUSIP Numbers*

            Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.]

The Company will furnish to any Holder upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this Security in larger type. Requests may be made to: Mafco Consolidated Group Inc., 35 East 62nd Street, New York, New York 10021, Attention of Secretary.

----------
*     This paragraph to be added if the Company so elects pursuant to Section
      2.11 of the Indenture.

--------------------------------------------------------------------------------

                                 ASSIGNMENT FORM

                To assign this Security, fill in the form below:

                  I or we assign and transfer this Security to



              (Print or type assignee's name, address and zip code)


                  (Insert assignee's soc. sec. or tax I.D. No.)


            and irrevocably appoint _________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.


Date: ___________________ Your Signature: _____________________________________


--------------------------------------------------------------------------------